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                                                                   Exhibit 10.10

                    FIRST AMENDMENT TO LOT PURCHASE AGREEMENT
                                 (VILLAGE LOTS)

     THIS FIRST AMENDMENT TO LOT PURCHASE AGREEMENT (this "Amendment") is made as of the Effective Date (hereinafter defined) by and between RENAISSANCE AT WOODLANDS, LLC, a Virginia limited liability company, hereinafter called "Seller," and WOODLANDS NEIGHBORHOODS, LLC, a Virginia limited liability company, hereinafter called "Purchaser."

                                   BACKGROUND

     A. Seller and Neighborhoods I, LLC, predecessor-in-interest to Purchaser, have heretofore entered into a certain Lot Purchase Agreement (Village Lots), dated January 10, 2002, with respect to the sale and purchase of certain Property (as such term is defined therein) located in Loudoun County, Virginia (the "Agreement").

     B. Pursuant to that certain Assignment and Assumption of the Agreement dated as of January ____, 2004, Neighborhoods I, LLC assigned all of its right, title and interest in, to and under the Agreement to Purchaser.

     C. Seller and Purchaser now desire to amend the Lots set forth in the Agreement and the Purchase Price for the Lots set forth in the Agreement as described more fully below.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:

     1. Recitals; Defined Terms. The foregoing recitals are hereby incorporated by this reference and made a substantive part hereof. Any capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

     2. Amendment to Purchase Price. Schedule 1 to the Agreement is hereby deleted in its entirety, and Revised Schedule 1 attached hereto is hereby inserted in lieu thereof. The Agreement is hereby amended to the extent necessary to reflect that the Purchase Price for the Lots shall be as set forth on Revised Schedule 1 attached hereto.

     3. Binding Effect. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     4. Conflicts. In the event any provision of this Amendment conflicts with a provision of the Agreement, such provision of this Amendment shall govern and control for all purposes and in all respects.

     5. Ratification. Except as modified hereby, the Agreement is hereby ratified and confirmed for all purposes and in all respects.

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     6. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

                  [Remainder of Page Intentionally Left Blank]


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     IN WITNESS WHEREOF, the parties have executed this Amendment on the date indicated.

WITNESS:                               PURCHASER:

                                       NEIGHBORHOODS I, LLC,
                                       a Virginia limited liability company


/s/                                    By: /s/ Steven B. Alloy            (SEAL)
-------------------------------------      -------------------------------
                                       Name: Steven B. Alloy
                                       Title: Manager
                                       Date:
                                             -----------------------------------


WITNESS:                               SELLER:

                                       RENAISSANCE AT WOODLANDS, LLC,
                                       a Virginia limited liability company

                                       By: Stanley-Martin Woodlands, LLC, Member


                                       By: /s/ Steven B. Alloy            (SEAL)
-------------------------------------      -------------------------------
                                       Name: Steven B. Alloy
                                       Title: Manager
                                       Date:
                                             -----------------------------------


                                       By: Woodland Properties, LLC, Member


/s/ Deborah L. Simonich                By: /s/ Albert H. Small, Jr.       (SEAL)
-------------------------------------      ------------------------------
                                       Name: Albert H. Small, Jr.
                                       Title: President
                                       Date: February 15, 2005


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